                               Exhibit 32

                                                         CERTIFICATION PURSUANT TO

                                                          18 U.S.C. SECTION 1350

                                                          AS ADOPTED PURSUANT TO

                                                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of USChina Venture II Inc. (the "Company") on Form 10-Q for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer & Chief Financial Officer, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

   1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Date:  November 7, 2011                                                                      By: /s/ Andrew Chien

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                                                                                            Andrew Chien, CEO and CFO